Related Parties	6 Months Ended
Jun. 30, 2025
Related Parties [Abstract]
Related Parties

Note 11— Related Parties

During the year of 2024, the Company’s Chief Executive Officer (“CEO”) registered a TRS trading account with the Group and became a customer of the Group’s TRS trading service.

As of June 30, 2025, the Group had extended margin financing totaling approximately $208,000 to the CEO and the underlying securities held in the account had a fair value of approximately $224,000, resulting in a net payable of $16,000 due to the CEO. This payable balance was recorded under " Accrued expenses and other payables " in the Group’s unaudited condensed consolidated balance sheets. As of December 31, 2024, the Group had extended margin financing totaling approximately $330,000 to the CEO and the underlying securities held in the account had a fair value of approximately $324,000, resulting in a net receivable of $5,000 due from the CEO. This receivable balance was recorded under "Prepaid expenses, deposits and other current assets" in the Group’s unaudited condensed consolidated balance sheets.

During the six months ended June 30, 2025 and 2024, the Group recognized approximately $51 and $nil in interest income from margin financing provided for the CEO's TRS trading activities. This amount has been recorded in the Group’s unaudited condensed consolidated financial statements as interest income. This transaction was conducted with terms and conditions consistent with those that would be provided to unrelated parties in normal market conditions. All margin financing activities with the CEO were executed at prevailing market rates, with no preferential terms granted to either party.

As of June 30, 2025 and December 31, 2024, Lion Metaverse Limited recorded payable to DAWA for research and development expenses in the amount of approximately $800,000 and $800,000, respectively. The amount was included in the line item “accrued expenses and other payables” in the unaudited condensed consolidated balance sheets.